As filed with the Securities and Exchange Commission on April 2, 2009.

===============================================================================
                                                   1933 Act File No. 333-134540
                                                    1940 Act File No. 811-21905


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of theCommission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                                 March 31, 2009


Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, May 11, 2009, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on the following:

                  1.       The election of certain Trustees (Proposal 1);

                  2. If properly before the Meeting, a shareholder proposal requesting the Board of Trustees of the Fund to authorize a self-tender offer (Proposal 2); and

                  3. Any other business that may properly come before the Meeting and any adjournments or postponements thereof.

         The Board of Trustees of the Fund recommends that you vote "FOR" Proposal 1 and "AGAINST" Proposal 2.

         Your participation at the Meeting is very important especially in light of the shareholder proposal (Proposal 2) which is unanimously opposed by the Board of Trustees of the Fund. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated. After you have voted on the Proposals, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.

                                              Sincerely,


                                              /s/ James A. Bowen

                                              James A. Bowen
                                              Chairman of the Board



--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION VALID SIGNATURE

CORPORATE ACCOUNTS
(1)       ABC Corp.                                 ABC Corp.
(2)       ABC Corp.                                 John Doe, Treasurer
(3)       ABC Corp.
              c/o John Doe, Treasurer               John Doe
(4)       ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS
(1)       ABC Trust                                 Jane B. Doe, Trustee
(2)       Jane B. Doe, Trustee
              u/t/d 12/28/78                        Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)       John B. Smith, Cust.
              f/b/o John B. Smith, Jr., UGMA       John B. Smith
(2)       John B. Smith                            John B. Smith, Jr., Executor

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 11, 2009



March 31, 2009

To the Shareholders of First Trust/Aberdeen Emerging Opportunity Fund:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, May 11, 2009, at 4:00 p.m. Central Time, for the following purposes:

                 1. To elect two Trustees (the Class II Trustees) of the Fund (Proposal 1).

                 2. If properly before the Meeting, to vote on a shareholder proposal requesting the Board of Trustees of the Fund to authorize a self-tender offer (Proposal 2).

                 3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The Board recommends that you vote "FOR" Proposal 1 and "AGAINST" Proposal 2.

         The Board of Trustees has fixed the close of business on March 2, 2009 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                          By order of the Board of Trustees,


                                          /s/ W. Scott Jardine

                                          W. Scott Jardine
                                          Secretary




--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND


                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 2009

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187


                                 PROXY STATEMENT
                                 March 31, 2009

         This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 31, 2009.

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 11, 2009, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about March 31, 2009, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) The Altman Group ("Altman"), a proxy solicitor; (iii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Fund; (iv) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of the Fund and a majority-owned subsidiary of The PNC Financial Services Group, Inc., or agents of PNC; (v) Broadridge Financial Solutions, Inc.; or (vi) any affiliates of the foregoing entities.

         The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $18,000) will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on March 2, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         The Fund has one class of shares of beneficial interest with a par value of $0.01 per share, known as common shares (the "Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 11, 2009. This Proxy Statement is available on the Internet at:
http://www.ftportfolios.com/common/cef/productinfo/common/
proxystatement05.2009.pdf.

         The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891. The Fund's most recent annual and semi-annual reports are also available on the Internet at:
http://www.ftportfolios.com.

         The Fund's annual report for the fiscal year ended December 31, 2008 is available on the Internet at:
http://www.ftportfolios.com/Retail/Cef/Ceffundnewsarchive.aspx?Ticker=
FEO&Section=Reports.

         You may call (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

         In order that your Shares may be represented at the Meeting, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received by 4:00 p.m. Central Time, on Monday, May 11, 2009. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

         The required votes for the proposals included in this Proxy Statement are:

          Proposal 1: As described further in Proposal 1 set forth in this Proxy Statement, the affirmative vote of the holders of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the Class II Trustees of the Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of Proposal 1.

         Proposal 2: As described further in Proposal 2 set forth in this Proxy Statement, if properly presented at the Meeting, the affirmative vote of a majority of the Shares voted in person or by proxy will be required to approve the shareholder proposal to request the Board to authorize a self-tender offer. Abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the approval of Proposal 2.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund's Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted "FOR" Proposal 1, "AGAINST" Proposal 2, and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting, as deemed appropriate. The New York Stock Exchange ("NYSE") permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers. The election of Trustees is an example of a routine matter on which brokers may vote in this way. Brokers may not vote their customers' shares on non-routine matters, such as shareholder proposals, unless they have received voting instructions from their customers. Non-voted shares on non-routine matters will be broker non-votes. If you beneficially own Shares that are held in "street name" through a broker-dealer and do not give specific voting instructions for your Shares, it is possible that they may not be voted. Therefore, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your Shares to be voted.

         Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.


                               OUTSTANDING SHARES

         On the Record Date, the Fund had 5,831,641 Shares outstanding. Shares of the Fund are listed on the NYSE under the ticker symbol FEO. Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         To the knowledge of the Board, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described as follows. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders and securities position listing reports as of the Record Date. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Shares listed.




            [The remainder of this page is intentionally left blank.]

                         BENEFICIAL OWNERSHIP OF SHARES

---------------------------------------------------------- -------------------------------- -----------------------------------
                    NAME AND ADDRESS                                   SHARES                    % OF OUTSTANDING SHARES
                   OF BENEFICIAL OWNER                           BENEFICIALLY OWNED                 BENEFICIALLY OWNED
---------------------------------------------------------- -------------------------------- -----------------------------------
Advisors Asset Management, Inc.*                                   438,695 Shares                         7.429%
18925 Base Camp Road
Monument, CO 80132
---------------------------------------------------------- -------------------------------- -----------------------------------
Claymore Securities Inc.*
2455 Corporate West Drive                                          490,149 Shares                         8.30%
Lisle, IL 60532
---------------------------------------------------------- -------------------------------- -----------------------------------
Bulldog Investors,
Phillip Goldstein (principal)
60 Heritage Drive
Pleasantville, NY 10570
   and                                                            347,323 Shares**                        5.88%
Andrew Dakos (principal)
Park 80 West
Saddle Brook, NJ 07663
---------------------------------------------------------- -------------------------------- -----------------------------------
Citigroup Global Markets Inc.
111 Wall Street                                                    569,942 Shares                         9.77%
New York, NY 10005
---------------------------------------------------------- -------------------------------- -----------------------------------
First Clearing, LLC
One North Jefferson Street                                         422,342 Shares                         7.24%
St. Louis, MO 63103
---------------------------------------------------------- -------------------------------- -----------------------------------
J.P. Morgan Clearing Corp.
One Metrotech Center North, 4th Floor                              406,166 Shares                         6.96%
Brooklyn, NY 11201-3862
---------------------------------------------------------- -------------------------------- -----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                       550,671 Shares                         9.44%
Jersey City, NJ 07302
---------------------------------------------------------- -------------------------------- -----------------------------------
The Bank of New York Mellon
525 William Penn Place                                             859,063 Shares                         14.73%
Pittsburgh, PA 15259
---------------------------------------------------------- -------------------------------- -----------------------------------

* This information is based on the most recent Schedule 13G filed with the SEC and does not necessarily reflect ownership as of the Record Date.

** According to Schedule 13D dated October 8, 2008, the reporting persons have sole voting power over 255,801 Shares and sole dispositive power over 347,323 Shares.

              PROPOSAL 1: ELECTION OF CLASS II TRUSTEES OF THE FUND


Two (2) Class II Trustees are to be elected by holders of Shares of the Fund. Current Trustees Richard E. Erickson and Thomas R. Kadlec are the nominees for election as Class II Trustees by shareholders of the Fund for a three-year term.

         The Fund has established a staggered Board consisting of five (5) Trustees divided into three (3) classes pursuant to its By-Laws. As indicated on the chart set forth below under "Management of the Fund," the term of each Trustee is set in accordance with the structure of the staggered Board of the Fund. At the annual meeting of shareholders of the Fund held in 2007 (the "2007 Meeting"), current Trustees Richard E. Erickson and Thomas R. Kadlec were designated and elected as Class II Trustees with a term expiring at this year's Meeting and will stand as the nominees for election as Trustees at this year's Meeting. If elected, Messrs. Erickson and Kadlec will hold office for a three-year term expiring at the Fund's annual meeting of shareholders in 2012 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed. James A. Bowen, Robert F. Keith and Niel B. Nielson are current and continuing Trustees. At the 2007 Meeting, Messrs. Bowen and Nielson were designated and elected as Class III Trustees for a term expiring at the Fund's annual meeting of shareholders in 2010 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed. At the annual meeting of shareholders of the Fund held in 2008, Mr. Keith was elected as the Class I Trustee for a term expiring at the Fund's annual meeting of shareholders in 2011 or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.


                                  REQUIRED VOTE

         The Class II Trustees, neither of whom is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each such Trustee, one of the "Independent Trustees"), must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee as management may recommend.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

                                   MANAGEMENT

         MANAGEMENT OF THE FUND

         The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and the Adviser, is the responsibility of the Board of Trustees. The Board of Trustees of the Fund is divided into three classes: Class I, Class II and Class III; the length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The Fund has five Trustees, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. The Trustees of the Fund set broad policies for the Fund, choose the Fund's officers, and hire the Fund's investment adviser and sub-adviser. The officers of the Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees.

         The following is a list of Trustees and officers of the Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees, and the other directorships the Trustees hold, if applicable.







            [The remainder of this page is intentionally left blank.]

                                                      INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                           POSITION(S)   TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND  OTHER
NAME, ADDRESS, AND         HELD WITH     AND LENGTH OF     DURING PAST                   COMPLEX OVERSEEN  DIRECTORSHIPS
DATE OF BIRTH              FUND          TIME SERVED(3)    FIVE YEARS                    BY TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

 James A. Bowen(1)        President,     Class III        President, First Trust         60 Portfolios     Trustee of
 120 East Liberty Drive   Chairman of                     Advisors L.P. and First                          Wheaton College
 Suite 400                the Board,     Since 2006       Trust Portfolios L.P.;
 Wheaton, IL 60187        Chief                           Chairman of the Board of
 DOB: 9/55                Executive                       Directors, BondWave LLC
                          Officer and                     (Software Development
                          Trustee                         Company/Broker-Dealer/Investment
                                                          Adviser) and Stonebridge
                                                          Advisors LLC (Investment
                                                          Adviser)
-----------------------------------------------------------------------------------------------------------------------------

                                                    INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                           POSITION(S)   TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND  OTHER
NAME, ADDRESS, AND         HELD WITH     AND LENGTH OF     DURING PAST                   COMPLEX OVERSEEN  DIRECTORSHIPS
DATE OF BIRTH              FUND          TIME SERVED(3)    FIVE YEARS                    BY TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

 Richard E. Erickson       Trustee       Class II          Physician; President,         60 Portfolios     NONE
 c/o First Trust                                           Wheaton Orthopedics;
 Advisors L.P.                                             Co-owner and Co-Director
 120 East Liberty Drive                  Since 2006        (January 1996 to May 2007),
 Suite 400                                                 Sports Med Center for
 Wheaton, IL 60187                                         Fitness; Limited Partner,
 DOB: 4/51                                                 Gundersen Real Estate
                                                           Limited Partnership;
                                                           Member, Sportsmed LLC
-----------------------------------------------------------------------------------------------------------------------------

 Thomas R. Kadlec          Trustee       Class II         Senior Vice President and      60 Portfolios    Director of ADM
 c/o First Trust                                          Chief Financial Officer (May                    Investor
 Advisors L.P.                                            2007 to Present), Vice                          Services, Inc.
 120 East Liberty Drive                  Since 2006       President and Chief                             and Director of
 Suite 400                                                Financial Officer (1990 to                      Archer Financial
 Wheaton, IL 60187                                        May 2007), ADM Investor                         Services, Inc.
 DOB: 11/57                                               Services, Inc. (Futures
                                                          Commission Merchant);
                                                          President (May 2005 to
                                                          Present), ADM Derivatives,
                                                          Inc.; Registered
                                                          Representative (2000 to
                                                          Present), Segerdahl &
                                                          Company, Inc., a FINRA
                                                          member (Broker-Dealer)
-----------------------------------------------------------------------------------------------------------------------------

 Robert F. Keith           Trustee       Class I          President (2003 to Present),   60 Portfolios    NONE
  c/o First Trust                                         Hibs Enterprises (Financial
  Advisors  L.P.                         Since 2006       and Management Consulting);
 120 East Liberty Drive                                   President (2001 to 2003),
 Suite 400                                                Aramark Management Services
 Wheaton, IL 60187                                        LP; President and Chief
 DOB: 11/56                                               Operating Officer (1998 to
                                                          2003), ServiceMaster
                                                          Management Services LP
-----------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson           Trustee                                                                        Director of
 c/o First Trust                         Class III        President (June 2002 to        60 Portfolios    Covenant
 Advisors L.P.                                            Present), Covenant College                      Transport Inc.
 120 East Liberty Drive
 Suite 400                               Since 2006
 Wheaton, IL 60187
 DOB: 3/54
-----------------------------------------------------------------------------------------------------------------------------


                                                          OFFICERS
----------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S)         TERM OF OFFICE(2)   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND                     HELD WITH           AND LENGTH OF       DURING PAST
DATE OF BIRTH                          FUNDS               TIME SERVED(3)      FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------

 Mark R. Bradley                       Treasurer,         Indefinite           Chief Financial Officer, First Trust Advisors
 120 East Liberty Drive                Controller,                             L.P. and First Trust Portfolios L.P.; Chief
 Suite 400                             Chief Financial                         Financial Officer, BondWave LLC (Software
 Wheaton, IL 60187                     Officer and        Since 2006           Development Company/Broker-Dealer/Investment
 DOB: 11/57                            Chief Accounting                        Adviser) and Stonebridge Advisors LLC
                                       Officer                                 (Investment Adviser)
                                       and Chief
                                       Accounting
                                       Officer
----------------------------------------------------------------------------------------------------------------------------

 James M. Dykas                        Assistant          Indefinite           Senior Vice President (April 2007 to
 120 East Liberty Drive                Treasurer                               Present), Vice President (January 2005 to
 Suite 400                                                                     April 2007), First Trust Advisors L.P. and
 Wheaton, IL 60187                                        Since 2006           First Trust Portfolios L.P.; Executive
 DOB: 1/66                                                                     Director (December 2002 to January 2005),
                                                                               Vice President (December 2000 to December
                                                                               2002), Van Kampen Asset Management and Morgan
                                                                               Stanley Investment Management
----------------------------------------------------------------------------------------------------------------------------

 Christopher R. Fallow                 Assistant Vice     Indefinite           Assistant Vice President (August 2006 to
 120 East Liberty Drive                President                               Present), Associate (January 2005 to August
 Suite 400                                                                     2006), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                        Since 2006           Trust Portfolios L.P.; Municipal Bond Trader
 DOB: 4/79                                                                     (July 2001 to January 2005), BondWave LLC
                                                                               (Software Development
                                                                               Company/Broker-Dealer/Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------

 W. Scott Jardine                      Secretary and      Indefinite           General Counsel, First Trust Advisors L.P.
 120 East Liberty Drive                Chief Compliance                        and First Trust Portfolios L.P.; Secretary,
 Suite 400                             Officer                                 BondWave LLC (Software Development
 Wheaton, IL 60187                                        Since 2006           Company/Broker-Dealer/Investment Adviser) and
 DOB: 5/60                                                                     Stonebridge Advisors LLC (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------

 Daniel J. Lindquist                   Vice President     Indefinite           Senior Vice President (September 2005 to
 120 East Liberty Drive                                                        Present), Vice President (April 2004 to
 Suite 400                                                                     September 2005), First Trust Advisors L.P.
 Wheaton, IL 60187                                        Since 2006           and First Trust Portfolios L.P.; Chief
 DOB: 2/70                                                                     Operating Officer (January 2004 to April
                                                                               2004), Mina Capital Management, LLC; Chief
                                                                               Operating Officer (April 2000 to January
                                                                               2004), Samaritan Asset Management Services, Inc.
----------------------------------------------------------------------------------------------------------------------------

  Coleen D. Lynch                      Assistant Vice     Indefinite           Assistant Vice President (January 2008 to
  120 East Liberty Drive               President                               Present), First Trust Advisors L.P. and First
  Suite 400                                                                    Trust Portfolios L.P.; Vice President (May
  Wheaton, IL 60187                                       Since July 2008      1998 to January 2008), Van Kampen Asset
  DOB: 7/58                                                                    Management and Morgan Stanley Investment
                                                                               Management
----------------------------------------------------------------------------------------------------------------------------

 Kristi A. Maher                       Assistant          Indefinite           Deputy General Counsel (May 2007 to Present),
 120 East Liberty Drive                Secretary                               Assistant General Counsel (March 2004 to May
 Suite 400                                                                     2007), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                        Since 2006           Trust Portfolios L.P.; Associate (December
 DOB: 12/66                                                                    1995 to March 2004), Chapman and Cutler LLP
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment adviser of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving a term for the Fund until the Fund's 2011 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for the Fund until the Meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for the Fund until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.
(3) All Trustees and all officers, except for Christopher R. Fallow and Coleen
    D. Lynch, were elected in 2006 for the Fund at the Fund's organizational meeting. Christopher R. Fallow was elected Assistant Vice President of the Fund on December 10, 2006. Coleen D. Lynch was elected Assistant Vice President of the Fund on July 29, 2008.

         In addition to the Fund, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; 13 closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an exchange-traded index fund with 17, 5 and 16 operating portfolios, respectively, advised by First Trust Advisors.

         Trustees

         Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each of the funds in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-adviser to any fund in the First Trust Fund Complex, or any of their affiliates.

         Officers

         The officers of the Fund, including Mr. Bowen, Chief Executive Officer of the Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 60 portfolios) as they hold with the Fund, except for Christopher R. Fallow. Mr. Fallow is an officer of 14 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND OFFICERS

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2008:


                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AND FIRST TRUST FUND COMPLEX
                                                     (NUMBER OF SHARES HELD)
-----------------------------------------------------------------------------------------------------------------------------------
                                INTERESTED                                          INDEPENDENT
                                  TRUSTEE                                            TRUSTEES
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
                              James A. Bowen         Richard E.        Thomas R. Kadlec       Robert F. Keith     Niel B. Nielson
                                                      Erickson
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
THE FUND                      $10,001-$50,000            $0            $10,001-$50,000              $0               $1-$10,000
                              (2,250 Shares)         (0 Shares)         (1,000 Shares)          (0 Shares)          (200 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
AGGREGATE DOLLAR RANGE OF      Over $100,000      $50,001-$100,000      Over $100,000        $50,001-$100,000     $10,001-$50,000
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT
COMPANIES IN FIRST TRUST
FUND COMPLEX OVERSEEN BY      (15,250 Shares)      (8,014 Shares)      (10,249 Shares)        (7,580 Shares)       (4,392 Shares)
TRUSTEE
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------

         As of December 31, 2008, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-adviser to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2008, the Trustees and officers of the Fund as a group beneficially owned approximately 45,485 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2008, the Trustees and officers of the Fund as a group beneficially owned 3,450 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with Board or committee meetings. Additionally, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The committee chairmen and the Lead Trustee will serve two year periods ending December 31, 2009 before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         During the calendar year ended December 31, 2008, for all the trusts in the First Trust Fund Complex, Dr. Erickson was paid $10,000 to serve as the Lead Trustee, Mr. Keith was paid $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec was paid $2,500 to serve as the chairman of the Valuation Committee, and Mr. Nielson was paid $2,500 to serve as the chairman of the Nominating and Governance Committee. The annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

         The Board held seven meetings during the Fund's last fiscal year. Each of the Trustees attended all of the meetings of the Board.

         The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2008 (including reimbursement for travel and out-of-pocket expenses) amounted to $39,086.

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.



                                AGGREGATE COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------------
                             INTERESTED INDEPENDENT
                                TRUSTEE TRUSTEES
----------------------------------- ----------------- ------------------- ------------------ --------------- ---------------
                                     James A. Bowen       Richard E.      Thomas R. Kadlec      Niel B.        Robert F.
                                                           Erickson                             Nielson          Keith
----------------------------------- ----------------- ------------------- ------------------ --------------- ---------------
THE FUND                                   $0              $10,000             $9,583            $9,781          $9,722
----------------------------------- ----------------- ------------------- ------------------ --------------- ---------------
TOTAL COMPENSATION FROM THE FIRST          $0              $180,000           $172,500          $177,297        $175,000
TRUST FUND COMPLEX
----------------------------------- ----------------- ------------------- ------------------ --------------- ---------------



ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at http://www.ftportfolios.com. All of the Trustees attended the previous year's annual meeting of shareholders for the Fund.


                                   COMMITTEES

AUDIT COMMITTEE

         The Board has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). The Audit Committee held six meetings during the Fund's last fiscal year. Each Trustee who is a member of the Audit Committee attended all of such meetings.

         In carrying out its responsibilities, as described below under "Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Fund.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 15, 2008, a copy of which is attached as Exhibit A hereto, and is available on the Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Fund's independent auditors are responsible for planning and carrying out proper audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the Fund for the fiscal year ended December 31, 2008 at a meeting held on February 19, 2009, and discussed the audits of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements for the year ended December 31, 2008.

         Submitted by the Audit Committee of the Fund:
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson


INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.


Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Adviser for the following fees:

------------------------- ------------------------ ----------------------- ------------------------ -----------------------
                                AUDIT FEES          AUDIT-RELATED FEES(1)         TAX FEES              ALL OTHER FEES
------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ----------- -----------
FEES BILLED TO:              2007         2008        2007        2008        2007         2008        2007        2008
------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ----------- -----------
Fund                        $41,000     $44,000      $2,600         $0         $0           $0          $0          $0
Adviser                       N/A         N/A        $2,600         $0         $0           $0          $0          $0
------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ----------- -----------

(1) These fees were for additional audit work for the Fund.


Non-Audit Fees

         During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the non-audit fees listed below for services provided to the entities indicated.

                           AGGREGATE NON-AUDIT FEES

----------------------------- ------------------------ ------------------------
FEES BILLED TO:                        2007                     2008
----------------------------- ------------------------ ------------------------
Fund                                  $4,350                  $8,589.90
Adviser                               $7,000                   $12,143
----------------------------- ------------------------ ------------------------

         Pre-Approval

         Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of the Fund has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Board of the Fund has three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board with respect to the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Mr. Bowen and Dr. Erickson are members of the Executive Committee. The Executive Committee held four meetings during the Fund's last fiscal year. The Fund's Executive Committee met to authorize the Fund's dividend declarations.

         The Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the NYSE. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of Trustees and, as necessary, the corporate governance of the Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as Trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. Mr. Nielson serves as chairman of the Committee. The Committee held four meetings during the Fund's last fiscal year.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Fund. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new Trustees, the Committee seeks to recruit and retain qualified Independent Trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Fund's shareholders and oversee the wide range of regulatory and business issues affecting the Fund. A candidate for Trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Fund and the Adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent Trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Fund on a basis substantially different than that used for other persons recommended for the same election or appointment of Trustees. The Fund has a retirement policy in place that prohibits consideration for election as a Trustee of persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any Trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. Mr. Kadlec serves as chairman of the Valuation Committee. The Valuation Committee held four meetings during the Fund's last fiscal year.

         PROPOSAL 2: SHAREHOLDER PROPOSAL REGARDING A SELF-TENDER OFFER

         Opportunity Income Plus L.P. has notified the Fund that it intends to introduce the proposal set forth below at the Meeting:

         RESOLVED: The shareholders of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") request the board of directors to authorize the Fund to conduct a self-tender offer for all outstanding shares of the Fund at net asset value (NAV). If more than 50% of the Fund's outstanding shares are tendered, the tender offer should be cancelled and the Fund should be liquidated or merged into an open-end mutual fund.

         Opportunity Income Plus L.P. has submitted the following statement in support of its proposal:

         SUPPORTING STATEMENT: Shares of the Fund have traded at a double-digit discount to NAV since May 2007. Despite the existence of certain "lifeboat" provisions in the prospectus that require the Board of Directors to consider actions to address a prolonged double-digit discount to NAV no action has been taken. As of October 6, 2008 the discount stood at 24%.

         In light of these facts, we think the board should authorize the Fund to conduct a self-tender offer for all outstanding shares at NAV to afford shareholders an opportunity to receive full value for their shares. If a majority of the Fund's outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing the Fund in its closed-end format. In that case, the tender offer should be cancelled and the Fund should be liquidated or merged into an open-end fund.

         If you agree that the Fund's persistent discount is unacceptable and would like to increase the value of your shares, please vote for this proposal.

         The address and number of Fund Shares beneficially owned by Bulldog Investors, Phillip Goldstein and Andrew Dakos, reporting persons with respect to the proponent's beneficial ownership of Fund Shares, are set forth above under "Beneficial Ownership of Shares." The Fund believes that Opportunity Income Plus L.P. or its affiliated entities have submitted similar proposals to other closed-end funds in the past.


                             STATEMENT OF OPPOSITION

Recommendation of the Board of Trustees

         The Trustees unanimously oppose the proposal described above and strongly urge all shareholders to vote AGAINST the proposal. The reasons for this unanimous recommendation are as follows:

         o The Board continues to believe in the Fund's long-term investment strategy. The Trustees do not believe a tender offer is in the best interests of the Fund's long-term shareholders and will likely only benefit arbitrageurs with a short-term investment strategy at the expense of long-term shareholders.

         o The Board has recently adopted an open-market share repurchase program pursuant to which the Fund is authorized to repurchase up to 12% of the Fund's outstanding Shares that it believes will create more value for the Fund's remaining shareholders than the suggested tender offer. In addition, the Board believes that with an open-market share repurchase program, management can control the timing and amount of the open-market purchases and the resulting impact on the remaining shareholders.

         o A tender offer would reduce the Fund's discount only during the period of the tender offer and could have adverse consequences on the long-term viability of the Fund.

         o A merger of the Fund into an open-end fund may not be in the best interests of the Fund because open-end funds differ in meaningful ways from closed-end funds and there is no guarantee that a suitable open-end fund with comparable investment objectives and policies could be found.

         o The Board is concerned that a forced liquidation of the Fund during this significant economic downturn would not be in the best interests of the long-term shareholders of the Fund as portfolio positions would be liquidated in a forced sale at depressed prices.

         Tender offer not in best interests of long-term investors.

         The Trustees believe that the proposed tender offer is against the best interests of long-term investors. The Board believes that a tender offer will only serve the interests of short-term investors who purchased the Shares without regard to the Fund's investment strategy at the expense of the Fund's long-term shareholders. Shareholders with a long-term investment horizon should consider:

         o The Fund's investment strategy includes investing in debt and equity securities of emerging market countries and companies. While the value of such securities has declined during the current market downturn, the Fund believes that such markets have strong prospects for long-term growth. The Fund's unique investment strategy, which includes investing in both debt and equity securities of emerging market countries and companies, allows the Fund to participate in emerging markets at various stages of maturity. The Trustees continue to believe that the long-term prospects for such investments are strong.

         o The high level of distributions paid by the Fund. Based upon the most recent quarterly dividend of $0.39 per share, the Fund's annualized distribution rate is in excess of 15 percent (based on the closing price on February 19, 2009). Total distributions paid to shareholders since the Fund's inception in August 2006 have aggregated $3.72 per share (of which $0.41 was a return of capital for tax purposes).

         o Conducting a tender offer at this time could force a liquidation of securities at a time when valuations are low compared to recent historical prices.

         Open-market share repurchase program.

         As stated in the Fund's prospectus, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount, and the market price of such shares may be affected by various factors. The Board has reviewed from time to time the amount of the discount and has carefully evaluated possible options to attempt to narrow the discount, including conducting a tender offer for Fund Shares and open-market purchases. In evaluating each option, the Trustees have carefully considered whether implementation of the option would be in the best interests of the Fund's long-term shareholders and whether there is sufficient evidence to suggest that implementation of the option could have a measurable long-term effect on the discount. The Trustees have also considered the experiences of other funds and the actions they have taken to reduce discounts, including conversion to an open-end fund. The Trustees then considered how each of these strategies might impact the Fund's long-term shareholders, performance, portfolio management and the size of the discount.

         Based upon these deliberations, the Trustees adopted an open-market share repurchase program instead of a tender offer because the Board believes that open-market share repurchases will create more value for the Fund's remaining shareholders. When the Fund purchases Shares on the open market at the discounted market price, the Fund's remaining shareholders should experience an increase in their net asset value per share. This increase would come from the Fund's "capturing" the discount on the Shares repurchased (less the per-share transaction costs of the repurchase). This increase in net asset value per share may, in turn, contribute to an increase in the Fund's market price per share. If, alternatively, the Fund conducts a tender offer for its Shares at a price at or close to the net asset value, the remaining shareholders will not be able to "capture" the discount at all, or only a very small piece of it. It would be the shareholders who tender their Shares who realize most or all of the benefit of "capturing" the discount, not the Fund's long-term shareholders.

         The open-market repurchase program may additionally provide the Fund the flexibility to help to eliminate any excess liquidity in the market for the Fund's Shares, which can have a positive effect on the market price of Fund Shares and discount and can be done in a pre-determined amount so as to control the impact on remaining shareholders. If the Fund were to instead conduct a tender offer for Fund Shares, the Fund would not have the same degree of flexibility to repurchase Shares at opportune times throughout the year. In order to conduct a tender offer, the Fund would have to comply with a burdensome series of rules under the federal securities laws governing tender offers. These rules would require, among other things, that the Fund prepare and file a tender offer statement with the SEC. The Fund would be able to conduct only one tender offer pursuant to that statement and could not make numerous tender offers whenever it feels that the market for Fund Shares is particularly sluggish and the discount is unusually wide. Further, the costs associated with preparing and filing the tender offer statement and conducting the tender offer would be significantly higher than the costs associated with the open-market share repurchase program. These additional costs would be borne by all shareholders.

         Finally, the open-market repurchase program provides the Fund the ability to conduct the repurchases in a pre-determined amount so that there is minimal disruption to the investment strategy of the Fund and, consequently, a smaller adverse impact on remaining shareholders. By controlling the amount of repurchases made, the Fund will not be forced to liquidate portfolio positions to the detriment of the Fund and also will not be forced to delever at a time it does not wish. If, alternatively, the Fund conducts a tender offer for its Shares, the Fund may be forced to liquidate portfolio positions to the detriment of the long-term strategy of the Fund, or the Fund may violate loan covenants or be forced to delever, which would be inconsistent with the Fund's long-term strategy and not in the best interests of the Fund.

         From the inception of the open market repurchase plan on November 18, 2008 through February 19, 2009, the Fund has repurchased 68,692 Shares in the open market (approximately 1.2% of the Fund's outstanding Shares). The repurchase plan was announced after the close of markets on November 17, 2008. The closing price of the Fund's Shares on November 17, 2008 reflected a discount of 23.14% to net asset value. On February 19, 2009, the closing price of the Fund's Shares reflected a discount of 18.38% to net asset value, reflecting a decrease in the discount of 20.57%. The Trustees have discussed extending the time of the repurchase program and the number of Shares that may be repurchased by the Fund.

         A tender offer would reduce the Fund's discount only during the period of the tender offer; after completion of the tender offer, the discount would likely return to its prior level.

         The proposed tender offer at net asset value (a price higher than the current market value of your Fund's Shares) would likely cause a temporary increase in the market price of the Fund's Shares. However, the likely beneficiaries of such an increase would only be the shareholders who tender, and long-term investors would likely see no benefit.

         Merging with an open-end fund is not in the best interests of the Fund.

         The shareholder proposal does not discuss the potential negative consequences of abandoning the closed-end structure, to the extent that greater than 50% of the Fund's outstanding Shares are tendered as proposed. A closed-end fund is different from an open-end fund in meaningful ways, and investors often choose a closed-end fund for the very characteristics that distinguish it from an open-end fund. For example, the Fund's closed-end structure enables it to utilize a revolving credit facility as leverage for the Fund, which would not be permissible in an open-end fund structure. In addition, because an open-end fund must manage its portfolio in a manner that accommodates cash inflows and outflows, the open-end fund will be required to make portfolio management decisions that it might not otherwise make and that may potentially have a negative influence on the fund's long-term returns. These same factors may also impact the amount and character of distributions a fund can make.

         There is no guarantee that a suitable open-end fund could be found with comparable investment objectives and policies. The Fund may be forced to sell significant portions of its portfolio holdings, potentially at depressed prices, in order to comply with the investment objectives and policies of the open-end fund. The Fund and the open-end fund may have different boards and the Fund's Board cannot unilaterally merge with the open-end fund. A merger would have to be approved by the board of trustees of the open-end fund. In addition, merging with an open-end fund is an undertaking that would involve considerable time and resources, including the cost of a proxy statement which must be prepared, printed and mailed to Fund shareholders, as well as solicitation, accounting, legal and other expenses.

         Experience has shown that when closed-end funds are merged into open-end funds, some investors -- often professional fund arbitrageurs and certain hedge funds -- redeem their shares immediately, which reduces fund assets. Although redeeming shareholders may achieve a profit, it could be at the expense of long-term shareholders who wish to remain in the surviving fund. Significant redemptions by shareholders with a short-term investment horizon would reduce the number of shares over which fixed costs of the fund are spread and would increase the portion of expenses that the remaining shareholders must bear.

         Finally, the current investment strategy of the Fund includes the use of leverage designed to help increase returns to common shareholders. The ability of the Fund to continue to utilize leverage in an open-end fund would be significantly reduced as there are restrictions on the types of leverage that an open-end fund may use. In addition, the Fund would incur costs to delever the portfolio in connection with a possible merger, including the sale of portfolio securities, potentially at depressed prices, which may not be in the best interests of the Fund.

         Liquidation is not in the best interests of the Fund.

         Liquidation is a process that may not realize the value of the Fund's portfolio holdings. Liquidation is a lengthy process and the Trustees do not believe that liquidating the Fund is the best course of action in the current volatile market environment. Liquidation at this time would force the Fund to sell portfolio holdings, potentially at depressed prices, and possibly at a loss to you.

             FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL NO. 2.


                                  REQUIRED VOTE

         The affirmative vote of a majority of the Shares voted in person or by proxy is required to approve Proposal 2, if properly presented at the Meeting. Unless you give contrary instructions on your proxy card, your Shares will be voted AGAINST Proposal 2 if your proxy card has been properly executed and timely received by the Fund. Abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the result of the vote.

         The Board considered Proposal 2 at a meeting held on February 19, 2009, and, accordingly, the Statement of Opposition above takes into account certain information as of that date. Proposal 2 is only a recommendation and can have no binding effect on the Fund or the Board. Proposal 2 is not a shareholder vote to approve a tender offer and, if applicable, liquidation or merger with an open-end fund, but rather it proposes that the shareholders ask the Board to take action to effect such proposal. If Proposal 2 is approved, the Board would continue to exercise its fiduciary duty to act in the best interests of the Fund in investigating the details and potential benefits of the proposal. In considering whether or not to take action in response to the proposal, the Board will give the request set forth in the proposal such weight as it believes appropriate based on the voting of shareholders for the proposal and other relevant factors. A tender offer cannot occur without the approval of the Fund's Trustees. In addition, if Proposal 2 passes at the meeting, neither a liquidation of the Fund nor the merger of the Fund into an open-end structure can occur without the approval of the Fund's Trustees and/or shareholders, as applicable, to the extent required under the Fund's Declaration of Trust.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than December 1, 2009.

         Under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187,
Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Fund who want to communicate with the Board or any individual Trustee should write the Fund to the attention of the Fund Secretary,
W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISER, SUB-ADVISER, ADMINISTRATOR AND TRANSFER AGENT

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment adviser. Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, serves as the investment sub-adviser to the Fund.

         PNC acts as the administrator, accounting agent and transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during the fiscal year ended December 31, 2008, all such filing requirements applicable to such persons were met.

FISCAL YEAR

         The fiscal year end for the Fund was December 31, 2008.

DELIVERY OF CERTAIN DOCUMENTS

         Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

March 31, 2009

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

                    1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, or the NYSE Alternext US or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE Alternext US or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE Alternext US or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

                    1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm 's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

                    4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund' s financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                   10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                   11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                   12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

                    1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance Committee:

                    1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                             i. The Committee shall receive and retain, in
                  confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or
                  (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois, 60187, who shall forward the Report of Material Violation to the Committee.

                            ii. Upon receipt of a Report of Material Violation,
                  the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                           iii. After considering the Report of a Material
                  Violation, the Committee shall do the following if it deems an investigation necessary:

                                       o    Notify the full Board;

                                       o Initiate an investigation, which may be
                           conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                                       o Retain such additional expert personnel
                           as the Committee deems necessary.

                            iv. At the conclusion of any such investigation, the
                   Committee shall:

                                       o Recommend, by majority vote, that the
                           Fund implement an appropriate response to evidence of a material violation; and

                                       o Inform the chief legal officer and the
                           chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

                    1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

                    2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    4. The Committee shall evaluate on an annual basis the performance of the Committee.

                    5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   10. The Committee shall maintain minutes of its meetings.

                   11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

          A. The Committee shall determine the:

                    1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

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                               [BLANK BACK COVER]

                                                                     PROXY CARD






--------------------------------------------------------------------------------
Proxy - First Trust/Aberdeen Emerging Opportunity Fund             COMMON SHARES
--------------------------------------------------------------------------------
                                                               _________________
PROXY SOLICITED BY THE BOARD OF TRUSTEES
ANNUAL MEETING ON MAY 11, 2009                                 _________________

The undersigned holder of shares of the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponenments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 31, 2009, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II TRUSTEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2).

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                                        FEO-PXC
FIR01

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE LISTED NOMINEES IN PROPOSAL 1 AND "AGAINST" PROPOSAL 2.


The Board of Trustees unanimously recommends that shareholders vote "FOR" the election of both Nominees for a three-year term.

Please mark your votes as indicated in this example [X]



Proposal 1. Election of Class II Trustees.

Nominees:                             For   Withhold                                              For   Withhold

    01 - Richard E. Erickson          [ ]     [ ]               02 - Thomas R. Kadlec             [ ]     [ ]
         (Class II)                                                  (Class II)


The Board of Trustees unanimously recommends that shareholders vote "AGAINST" Proposal 2 below.

                                          For        Against         Abstain
Proposal 2. Shareholder proposal to       [ ]          [ ]             [ ]
request the Board of Trustees to
authorize a self-tender offer.


Non-Voting Items

Meeting Attendance -- Mark the box to the right if you plan to attend    [ ]
the Annual Meeting.


Change of Address -- Please print your new address below.




Comments -- Please print your comments below.




Authorized Signature(s) - This section must be completed for your vote to be counted. - Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


                                                                          Date (mm/dd/yyyy) -
         Signature                Signature (Joint Owners)             Please print date below
__________________________      __________________________             __________________________


__________________________      __________________________             __________________________

                                                                     FEO-CMN-PXC